SUPPLEMENT DATED OCTOBER 13, 1995 TO
                       PROSPECTUS DATED MAY 1, 1995 FOR
                               PREFERRED ADVISOR
                     INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                      DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                             KMA VARIABLE ACCOUNT
                                      AND
                        KEYPORT LIFE INSURANCE COMPANY


------------------------------------------------------------------------------


On September 27, 1995, the Securities and Exchange Commission issued an order approving the substitution of shares of the Colonial-Keyport Strategic Income Fund for shares of the Managed Income Fund ("MIF"); the substitution of shares of the Mortgage Securities Income Fund for shares of the Colonial-Keyport U.S. Government Fund ("CKUSGF") and the substitution of shares of the Managed Assets Fund for shares of the Strategic Managed Assets Fund ("SMAF"). MIF, CKUSGF and SMAF Sub-Accounts are no longer available under the Contract for any purpose.

------------------------------------------------------------------------------


                   SERVICE HOTLINE (800) 367-3653, option 3
                  Issued by:  Keyport Life Insurance Company
               Distributed by:  Keyport Financial Services Corp.
        SteinRoe Trust managed by:  Stein Roe and Farnham Incorporated
                One South Wacker Drive, Chicago, Illinois 60606
        Keyport Trust managed by: Keyport Advisory Services Corp. and
             Sub-advised by Colonial Management Associates, Inc.
              One Financial Center, Boston, Massachusetts 02110

                         Keyport Companies located at:
               125 High Street, Boston, Massachusetts 02110-2712

                          KEYPORT PREFERRED ADVISOR
                                  PROSPECTUS
                                 MAY 1, 1995

                     INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                      DEFERRED VARIABLE ANNUITY CONTRACT
                                  ISSUED BY
                             KMA VARIABLE ACCOUNT
                                     AND
                        KEYPORT LIFE INSURANCE COMPANY

The variable annuity contract (form number FLEX(4), referred to as the "Contract") described in this prospectus provides for accumulation of Contract Values and payment of periodic annuity payments on a variable basis and, except for Contracts issued to New Jersey and Washington residents, also on a fixed basis. The Contract is designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Contract (for a summary of the fixed features, see Appendix A on Page 25). If the Contract Owner elects to have Contract Values accumulated on a variable basis, purchase payments will be allocated to a segregated investment account of Keyport Life Insurance Company ("Keyport"), designated the KMA Variable Account ("Variable Account"). The Variable Account invests in shares of the following Eligible Funds of SteinRoe Variable Investment Trust ("SteinRoe Trust") at their net asset value: Cash Income Fund ("CIF"); Mortgage Securities Income Fund ("MSIF"); Managed Income Fund ("MIF"); Managed Assets Fund ("MAF"); Strategic Managed Assets Fund ("SMAF"); Managed Growth Stock Fund ("MGSF"); and Capital Appreciation Fund ("CAF"). The Variable Account also invests in shares of the following Eligible Funds of Keyport Variable Investment Trust ("Keyport Trust") at their net asset value: Colonial-Keyport U.S. Government Fund ("CKUSGF"); Colonial-Keyport Growth and Income Fund ("CKGIF"); Colonial-Keyport Strategic Income Fund ("CKSIF"); Colonial-Keyport Utilities Fund ("CKUF"); Colonial-Keyport U.S. Fund for Growth ("CKUSFG"); Colonial-Keyport International Fund for Growth ("CKIFG"); and Newport-Keyport Tiger Fund ("NKTF"). The MIF, SMAF and CKUSGF Sub-Accounts are not available to receive either allocations of new purchase payments or transfers of Contract Value since a filing is pending with the Securities and Exchange Commission seeking its approval of the substitution of shares of CKSIF, MAF and MSIF for the shares of MIF, SMAF and CKUSGF, respectively.

Persons who have purchased Variable Account variable annuity contracts before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and Appendix B on Page 28.

Keyport may also offer group variable annuity contracts issued by the Variable Account. Any such group contract would be offered by a separate prospectus.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 24.

The Contract may be sold by or through banks or other depository institutions. The Contract: (bullet) is not insured by the FDIC; (bullet) is not a deposit or other obligation of, or guaranteed by, the depository institution; and (bullet) is subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY KEYPORT TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.

                  The date of this prospectus is May 1, 1995

                               TABLE OF CONTENTS

                                                           Page
                                                          -------
Glossary of Special Terms                                    3
Summary of Expenses                                          4
Synopsis                                                     6
Condensed Financial Information                              7
Keyport and the Variable Account                             9
Purchase Payments and Applications                           9
Investments of the Variable Account                         10
  Allocations of Purchase Payments                          10
  Eligible Funds                                            10
  Dollar Cost Averaging                                     12
  Transfer of Variable Account Value                        12
  Substitution of Eligible Funds and Other Variable
     Account Changes                                        13
Deductions                                                  13
  Deductions for Contract Maintenance Charge                13
  Deductions for Mortality and Expense Risk Charge          14
  Deductions for Daily Sales Charge                         14
  Deductions for Contingent Deferred Sales Charge           14
  Deductions for Transfers of Variable Account Value        15
  Deductions for Premium Taxes                              15
  Deductions for Income Taxes                               15
  Total Expenses                                            15
The Contracts                                               15
  Variable Account Value                                    15
  Valuation Periods                                         16
  Net Investment Factor                                     16
  Modification of the Contract                              16
  Right to Revoke                                           16
Death Provisions for Non-Qualified Contracts                17
Death Provisions for Qualified Contracts                    18
Ownership                                                   18

Assignment                                                  18
Surrenders                                                  18
Annuity Provisions                                          19
  Annuity Benefits                                          19
  Income Date and Settlement Option                         19
  Change in Income Date and Settlement Option               19
  Settlement Options                                        19
  Variable Annuity Payment Values                           20
  Proof of Age, Sex, and Survival of Annuitant              20
Suspension of Payments                                      21
Tax Status                                                  21
  Introduction                                              21
  Taxation of Annuities in General                          21
  Qualified Plans                                           22
  Tax-Sheltered Annuities                                   22
  Individual Retirement Annuities                           23
  Corporate Pension and Profit-Sharing Plans                23
  Deferred Compensation Plans with Respect to
     Service for State and Local Governments                23
  Texas Optional Retirement Program                         23
Variable Account Voting Rights                              23
Distribution of the Contract                                24
Legal Proceedings                                           24
Inquiries by Contract Owners                                24
Table of Contents--Statement of Additional Information      24
Appendix A--The Fixed Account (also known as the
  Guaranteed Rate Account)                                  25
Appendix B--Prior Contracts of the Variable Account         28
Appendix C--Telephone Instructions                          35
Appendix D--Dollar Cost Averaging                           36

                           GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 80 on the Issue Date (age 75 for Qualified Contracts).

Contract Anniversary: The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Contract. The primary Owner may not be over age 80 on the Issue Date (age 75 for Qualified Contracts and age 85 for a joint Owner).

Contract Value: The sum of the Variable Account Value and the Fixed Account
Value.

Contract Year: Any period of 12 months commencing with the Issue Date and each Contract Anniversary thereafter shall be a Contract Year.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant or Contract Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Owner; joint Owner; primary beneficiary; contingent beneficiary; and if no one is alive, the primary Owner's estate. If the primary Owner and joint Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account.

Fixed Account: Part of Keyport's general account into which purchase payments may be allocated.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as it is not totally surrendered and there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The effective date of the Contract; it is shown on Page 3 of the Contract.

Non-Qualified Contract: Any Contract that is not issued under a Qualified
Plan.

Office: Keyport's executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of Sections 401, 403 or 408 of the Internal Revenue Code. Keyport treats Section 457 plans as Qualified Plans.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract. See "Surrenders" on Page 19.

Variable Account: A separate investment account of Keyport, designated on Page 1, into which purchase payments may be allocated.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to Keyport, signed by the Contract Owner and a disinterested witness, and filed at Keyport's Office.

SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity contract in understanding the transaction and operating expenses the owner will directly or indirectly bear under a contract. The values reflect expenses of the Variable Account as well as the Eligible Funds. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.

                     Contract Owner Transaction Expenses

Sales Load Imposed on Purchases:                         0%
Maximum Contingent Deferred Sales Charge
   (as a percentage of purchase payments):               7%(1)

  Years from Date of Payment      Sales Charge
-----------------------------    ---------------
1                                       7%
2                                       6%
3                                       5%
4                                       4%
5                                       3%
6                                       2%
7                                       1%
8 or later                              0%

Maximum Total Contract Owner Transaction Expenses(2)
   (as a percentage of purchase payments):               7%

 Annual Contract                                         $36
  Fee

                       Variable Account Annual Expenses
                    (as a percentage of average net assets)
Mortality and Expense Risk Charge:                       1.25%
Asset-based Sales Charge:                                 .15%
                                                         ----
Total Variable Account Annual Expenses                   1.40%

             SteinRoe Trust and Keyport Trust Annual Expenses(3)
                   (as a percentage of average net assets)

                                     Total Fund
         Management     Other         Operating
  Fund       Fees     Expenses        Expenses
-------     --------    -------   -----------------
CIF           .50%       .12%          .62%
CKUSGF        .60        .26           .86
MSIF          .55        .15           .70  (.71%)(5)
MIF           .55        .23           .78
CKGIF         .65        .22           .87
CKSIF         .65        .15           .80 (1.60%)(4)
MAF           .60        .08           .68
CKUF          .65        .21           .86
SMAF          .70        .15           .85 (.88 %)(5)
MGSF          .65        .12           .77
CKUSFG        .80        .20          1.00 (1.64%)(4)
CAF           .65        .15           .80
CKIFG         .90        .84          1.74
NKTF          .90        .45          1.35

Example #1 -- Assuming surrender of the Contract at the end of the periods shown.(6, 7)

  A $1,000 investment in each Sub-Account listed would be subject to the expenses shown,
                     assuming 5% annual return on assets.

                  1         3         5
Sub-Account      Year     Years     Years    10 Years
------------     -----    ------    ------   ---------
CIF              $ 91     $118      $154       $300
CKUSGF             94      125       167        331
MSIF               92      120       158        310
MIF                93      123       163        321
CKGIF              94      125       168        332
CKSIF              93      123        --         --
MAF                92      120       157        308
CKUF               94      125       167        331
SMAF               93      125       166        330
MGSF               93      122       162        319
CKUSFG             95      129        --         --
CAF                93      123       164        323
CKIFG             102      151       214        438
NKTF               98      140        --         --

    Example #2 -- Assuming annuitization of the Contract at the end of the periods shown.(6)

  A $1,000 investment in each Sub-Account listed would be subject to the expenses shown,
                     assuming 5% annual return on assets.

Sub-Account     1 Year   3 Years   5 Years    10 Years
------------    ------   -------   -------    --------
CIF              $21      $ 69      $124       $300
CKUSGF            24        76       137        331
MSIF              22        71       128        310
MIF               23        74       133        321
CKGIF             24        80       138        332
CKSIF             23        74        --         --
MAF               22        71       127        308
CKUF              24        76       137        331
SMAF              23        76       136        330
MGSF              23        73       132        319
CKUSFG            25        81        --         --
CAF               23        74       134        323
CKIFG             32       104       185        438
NKTF              28        92        --         --

Example #3 -- Assuming the Contract stays in force through the periods shown.

  A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in
               Example #2, assuming 5% annual return on assets.

(1)Contingent Deferred Sales Charges are deducted only if the Contract is fully or partially surrendered. A surrender will not incur the Charge percentage shown to the extent the amount of that surrender does not exceed the Contract's increase in value at the time of surrender or, after the first Contract Year, 10% of the Contract Value on the prior Contract Anniversary if this 10% amount is greater.

(2)Keyport reserves the right to impose a transfer fee after prior notice to Contract Owners, but currently does not impose any charge. Premium taxes are not shown. Keyport deducts the amount of premium taxes, if any, when paid unless Keyport elects to defer such deduction.

(3)The SteinRoe Trust expenses are for 1994. The expenses for MIF have been restated for inclusion in the table to reflect a new expense reimbursement level beginning May 1, 1995 (see footnote 5). The Keyport Trust expenses are for 1994 with the exception of those for NKTF, which are estimated since NKTF commenced operations in May 1995. The expenses for CKSIF have been restated for inclusion in the table to reflect a new expense reimbursement level beginning May 1, 1995 (see footnote 4).

(4)Keyport Trust's manager has agreed until 4/30/96 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for CKSIF; 1.75% for CKIFG and NKTF; and 1.00% for the CKUSGF, CKGIF, CKUF and CKUSFG. The total percentages shown in the table for CKSIF and CKUSFG are after expense reimbursement. Each percentage shown in the parentheses is what the total for 1994 would have been in the absence of expense reimbursement: for CKSIF, 1.60% and CKUSFG, 1.64%.

(5)SteinRoe Trust's adviser has voluntarily agreed until 4/30/96 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .65% for CIF;
 .70% for MSIF; .75% for MAF; .80% for MIF, MGSF and CAF; and .85% for SMAF. The total percentages shown in the table for MSIF and SMAF are after expense reimbursement. Each percentage shown in the parentheses is what the total for 1994 would have been in the absence of expense reimbursement: for MSIF, .71%; and for SMAF, .88%.

(6)The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Contract and the applicable tax laws.

(7)The CIF-DCA Sub-Account is not shown because it is available under previously issued Contracts only for automatic monthly transfers that will deplete a Contract Owner's Sub-Account values by the end of either the first or second Contract Year. This Sub-Account was not generally available for Contract Owners who began automatic monthly transfers after July 31, 1993. See Appendix D on Page 36.

The examples should not be considered a representation of past or future expenses and charges of the Sub- Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "How the Funds are Managed" in the prospectus for SteinRoe Variable Investment Trust, and "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Keyport Variable Investment Trust.

                                   SYNOPSIS

The Contract allows Contract Owners to allocate purchase payments to the Variable Account and, except for Contracts issued to New Jersey and Washington residents, also to the Fixed Account. The Variable Account is a separate investment account maintained by Keyport. The Fixed Account is part of Keyport's "general account", which consists of all Keyport's assets except the Variable Account and the assets of other separate accounts maintained by Keyport. Contract Owners may allocate payments to, and receive annuity payments from, the Variable Account and/or Fixed Account. If the Contract Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen. If the Contract Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A on Page 25 for more information on the Fixed Account.) If the Contract Owner allocates payments to both Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.

The Contract permits purchase payments to be made on a flexible purchase payment basis. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Keyport may permit from time to time (currently $250). (See "Purchase Payments" on Page 9.)

There are no deductions made from purchase payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Surrenders" on Page 18). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents purchase payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 14.)

Keyport deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the Variable Account attributable to the Contracts. (See "Deductions for Mortality and Expense Risk Charge" on Page 14.) Keyport also deducts a sales charge which is equal on an annual basis to .15% of the same values. (See "Deductions for Daily Sales Charge" on Page 14.)

Keyport deducts an annual Contract Maintenance Charge (currently $36.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Keyport reserves the right to change this charge for future years. (See "Deductions for Contract Maintenance Charge" on Page 13.)

Premium taxes will be charged against Contract Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 15.)

There are no federal income taxes on increases in the value of a Contract until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Contract. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 21.)

The Contract allows the Contract Owner to revoke the Contract within 10 days of delivery (see "Right to Revoke" on Page 16). For most states, Keyport will refund the lesser of the initial purchase payment or Contract Value. The Contract Owner will thus bear the investment risk during the revocation period.

                       CONDENSED FINANCIAL INFORMATION

                          Accumulation Unit Values*

                                                     Accumulation
                                                         Unit           Accumulation       Number of
                                                         Value              Unit         Accumulation
                                                     Beginning of          Value             Units
Sub-Account                                             Year**          End of Year       End of Year     Year
-----------------------------------------------     ----------------    -------------    --------------   -----
Cash Income Fund ("CIF")                                $12.036           $12.322          2,006,163      1994
                                                         11.884            12.036          1,406,317      1993
                                                         11.646            11.884            945,998      1992
                                                         11.163            11.646          1,090,836      1991
                                                         10.492            11.163            821,676      1990
                                                         10.000            10.492            148,835      1989
Cash Income Fund-DCA ("CIF-DCA")                         11.004            11.423             46,801      1994
                                                         10.715            11.004            384,348      1993
                                                         10.335            10.715          1,228,989      1992
                                                         10.000            10.355            513,367      1991
Colonial-Keyport U.S. Government Fund
  ("CKUSGF")                                             10.092             9.812          1,203,605      1994
                                                         10.000            10.092          1,393,092      1993
Mortgage Securities Income Fund ("MSIF")                 14.529            14.104          3,002,643      1994
                                                         13.865            14.529          3,692,561      1993
                                                         13.269            13.865          3,006,271      1992
                                                         11.752            13.269          1,756,957      1991
                                                         10.923            11.752            601,483      1990
                                                         10.000            10.923             57,088      1989
Managed Income Fund ("MIF")                              10.695            10.083          2,353,843      1994
                                                         10.000            10.695          2,671,432      1993
Colonial-Keyport Growth and Income Fund
  ("CKGIF")                                              10.428            10.207          2,866,727      1994
                                                         10.000            10.428          1,221,301      1993
Colonial-Keyport Strategic Income Fund
  ("CKSIF")                                              10.000            10.014            314,502      1994
Managed Assets Fund ("MAF")                              15.785            15.071          8,164,856      1994
                                                         14.646            15.785          7,302,625      1993
                                                         13.811            14.646          4,438,508      1992
                                                         10.947            13.811          2,031,594      1991
                                                         11.183            10.947          1,027,228      1990
                                                         10.000            11.183            283,776      1989
Colonial-Keyport Utilities Fund ("CKUF")                  9.762             8.638          4,028,555      1994
                                                         10.000             9.762          4,153,150      1993
Strategic Managed Assets Fund ("SMAF")                   16.578            16.345          3,241,383      1994
                                                         16.492            16.578          3,164,084      1993
                                                         14.796            16.492          1,468,487      1992
                                                         10.832            14.796            413,805      1991
                                                         12.010            10.832            181,322      1990
                                                         10.000            12.010             40,720      1989
Managed Growth Stock Fund ("MGSF")                       18.158            16.770          3,415,076      1994
                                                         17.541            18.158          3,278,749      1993
                                                         16.681            17.541          2,574,438      1992
                                                         11.426            16.681          1,294,859      1991
                                                         11.784            11.426            468,587      1990
                                                         10.000            11.784            135,505      1989
Colonial-Keyport U.S. Fund for Growth
  ("CKUSFG")                                             10.000            10.369            442,457      1994
Capital Appreciation Fund ("CAF")                        21.236            21.192          4,371,837      1994
                                                         15.872            21.236          2,769,483      1993
                                                         14.058            15.872          1,128,248      1992
                                                         10.386            14.058            683,185      1991
                                                         11.578            10.386            216,272      1990
                                                         10.000            11.578             34,624      1989
Colonial-Keyport International Fund for Growth
  ("CKIFG")                                              10.000             9.314            872,971      1994

Newport-Keyport Tiger Fund ("NKTF")                                     (Not available before 1995)

*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B (Page 28) for historical values for the contracts described in that appendix.

**Except for CIF-DCA, MIF, and the seven Keyport Trust Funds, each $10.00 value is as of May 1, 1989, which is the date the Fund Sub-Account first became available for Accumulation Units based on a 1.40% asset-based charge. The $10.00 value for CIF-DCA, CKUSGF, CKGIF and CKUF is as of the date the Fund Sub-Account first became available: May 1, 1991; July 7, 1993; July 1, 1993; and July 1, 1993, respectively. The unit values for the MIF, CKIFG, CKSIF and CKUSFG Sub-Accounts were valued at $10.00 on February 1, 1993; May 2, 1994; July 5, 1994 and July 5, 1994, respectively. The unit value for the NKTF Sub- Account will be valued at $10.00 when NKTF shares are first purchased.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Keyport and the Variable Account have been offering contracts for periods prior to the commencement of the offering of the Contracts described in this prospectus. The performance information will be based on historical results of Eligible Funds that apply to the Contract for the specified time periods.

This performance information is not intended to indicate either past performance under an actual Contract or future performance. Moreover, the performance information for each SteinRoe Trust Sub-Account other than MIF and SMAF may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B on Page 28. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

The Sub-Accounts, other than CIF Sub-Account, may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub- Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Contract (including any Contingent Deferred Sales Charge that would apply if a Contract Owner surrendered the Contract at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Keyport divides the change in value of a Sub-Account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Contract Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Contract continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Contract. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Keyport annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Contract Maintenance Charge and premium taxes. The percentages would be lower if these charges were included.

The CIF and CIF-DCA Sub-Accounts are money market Sub- Accounts that may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Contract but does not take into account Contingent Deferred Sales Charges and premium taxes. The yield would be lower if these charges were included.

The effective yield of the Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                       KEYPORT AND THE VARIABLE ACCOUNT

Keyport Life Insurance Company was incorporated in Rhode Island in 1957 as a stock life insurance company. Its executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110 and its home office is at 235 Promenade Street, Providence, Rhode Island 02903.

Keyport writes individual life insurance and individual and group annuity contracts on a non-participating basis. Keyport is licensed to do business in all states except New York and is also licensed in the District of Columbia and the Virgin Islands. Keyport has been rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Keyport has been rated A+ each year since 1976, the first year Keyport was subject to Best's alphabetic rating system. Standard & Poor's ("S & P") has rated Keyport AA-for excellent financial security, Moody's has rated Keyport A1 for good financial strength and Duff & Phelps has rated Keyport AA- for very high claims paying ability. The Best's A(plus) rating is in the highest rating category, which also includes A(plus)(plus). S & P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "1" modifier signifies that Keyport is in the higher end of the A category while the S&P and Duff & Phelps "-" modifier signifies that Keyport is at the lower end of the AA category. These ratings merely reflect the opinion of the rating company as to the relative financial strength of Keyport and Keyport's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Keyport's other assets, ratings of Keyport may still be relevant to Contract Owners since not all of Keyport's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" on Pages 17-18 for Keyport's obligation after certain deaths to increase the Contract Value if it is less than the guaranteed minimum death value amount).

Keyport is one of the Liberty Financial Companies. Keyport is ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

The Variable Account was established by Keyport pursuant to the provisions of Rhode Island Law on January 9, 1980. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Keyport by the Securities and Exchange Commission.

Obligations under the Contracts are the obligations of Keyport. Although the assets of the Variable Account are the property of Keyport, these assets are held separately from the other assets of Keyport and are not chargeable with liabilities arising out of any other business Keyport may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Keyport may conduct. Thus, Keyport does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                      PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. Additional purchase payments can be made at the Contract Owner's option. Each subsequent purchase payment must be at least $1,000 or such lesser amount as Keyport may permit from time to time (currently $250). Keyport may reject any purchase payment.

If the application for a Contract is in good order and it calls for amounts to be allocated to the Variable Account, Keyport will apply the initial purchase payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt. If the application for a Contract is not in good order, Keyport will attempt to get it in good order within five business days. If it is not complete at the end of this period, Keyport will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to Keyport keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days of its completion. Keyport has reserved the right to reject any application.

Keyport confirms, in writing, to the Contract Owner the allocation of all purchase payments and the re-allocation of values after any requested transfer. Keyport must be notified immediately by the Contract Owner of any processing error.

Keyport will permit others to act on behalf of an applicant in two instances. First, Keyport will accept an application for a Contract that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Keyport will issue a Contract that is not replacing an existing life insurance or annuity policy without having previously received a signed application from the applicant. Certain dealers will inform Keyport of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial purchase payment to be paid to Keyport. If the information is in good order, Keyport will issue the Contract with a copy of an application completed with that information. The Contract will be delivered to the Contract Owner with a letter from Keyport that will give the Contract Owner an opportunity to respond to Keyport if any of the application information is incorrect. Alternatively, Keyport's letter may request the Contract Owner to confirm the correctness of the information by signing either a copy of the application or a Contract delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Keyport for its permanent records). All purchases are confirmed, in writing, to the applicant. Keyport's liability under a Contract extends only to amounts so confirmed.

                     INVESTMENTS OF THE VARIABLE ACCOUNT

                       Allocations of Purchase Payments

Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Contract Owner in the application. Any selection must specify the percentage of the purchase payment that is allocated to each Sub- Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. A Contract Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Contract Owner has by Written Request authorized Keyport to accept telephone allocation instructions from the Contract Owner or from a person acting for the Contract Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone changes, a Contract Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix C and Contract Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The Variable Account is segmented into Sub-Accounts. Each Sub- Account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and SubAccounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of SteinRoe Variable Investment Trust                               Sub-Accounts
----------------------------------------------------------                         -----------------------------
Cash Income Fund ("CIF")                                                           CIF and CIF-DCA Sub-Accounts*
Mortgage Securities Income Fund ("MSIF")                                           MSIF Sub-Account
Managed Income Fund ("MIF")                                                        MIF Sub-Account**
Managed Assets Fund ("MAF")                                                        MAF Sub-Account
Strategic Managed Assets Fund ("SMAF")                                             SMAF Sub-Account**
Managed Growth Stock Fund ("MGSF")                                                 MGSF Sub-Account
Capital Appreciation Fund ("CAF")                                                  CAF Sub-Account

Eligible Funds of Keyport Variable Investment Trust                                Sub-Accounts
----------------------------------------------------------                         -----------------------------
Colonial-Keyport U.S. Government Fund ("CKUSGF")                                   CKUSGF Sub-Account**
Colonial-Keyport Growth and Income Fund ("CKGIF")                                  CKGIF Sub-Account
Colonial-Keyport Strategic Income Fund ("CKSIF")                                   CKSIF Sub-Account
Colonial-Keyport Utilities Fund ("CKUF")                                           CKUF Sub-Account
Colonial-Keyport U.S. Fund for Growth ("CKUSFG")                                   CKUSFG Sub-Account
Colonial-Keyport International Fund for Growth ("CKIFG")                           CKIFG Sub-Account
Newport-Keyport Tiger Fund ("NKTF")                                                NKTF Sub-Account

*The CIF-DCA Sub-Account is available only under previously issued Contracts that allocated the initial purchase payment under Keyport's Value-Added Dollar Cost Averaging program. This Sub- Account was not generally available after July 31, 1993 for the allocation of any payment. See Appendix D on Page 36.

**The MIF, SMAF and CKUSGF Sub-Accounts are not available to receive either allocations of new purchase payments or transfers of Contract Value.

                                Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds of SteinRoe Variable Investment Trust, the separate funds of Keyport Variable Investment Trust, and any other mutual funds with which Keyport and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

Keyport Advisory Services Corp. ("KASC"), a subsidiary of Keyport, is the manager for Keyport Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Keyport, serves as sub-adviser for the Eligible Funds (except for Newport- Keyport Tiger Fund). Colonial has provided investment advisory services since 1931. The portfolio of the Colonial-Keyport International Fund for Growth is managed by Gartmore Capital Management Ltd. The portfolio of the Colonial-Keyport U.S. Fund for Growth is managed by State Street Global Advisors, a division of State Street Bank and Trust Company. Newport Fund Management, Inc., an affiliate of Keyport, serves as sub-adviser for the Newport-Keyport Tiger Fund.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing Keyport at the address shown on Page 1 or by calling (800) 437-4466.

Eligible Funds of SteinRoe
Variable Investment Trust and
Variable Account Sub-Accounts         Investment Objective
----------------------------------    --------------------------------------------------------------------------------
Cash Income Fund                       High current income from short-term money market instruments while emphasizing
(CIF and CIF-DCA Sub-Accounts)*        preservation of capital and maintaining excellent liquidity.

Mortgage Securities Income Fund        Highest possible level of current income consistent with safety of principal and
(MSIF Sub-Account)                     maintenance of liquidity through investment primarily in mortgage- backed securities.

Managed Income Fund                    High current income, with capital preservation and appreciation as secondary
(MIF Sub-Account)**                    objectives.

Managed Assets Fund                    High total investment return through investment in a changing mix of securities.
(MAF Sub-Account)

Strategic Managed Assets Fund          Maximum total investment return through aggressive investment in a changing mix
(SMAF Sub-Account)**                   of securities.

Managed Growth Stock Fund              Long-term growth of capital through investment primarily in common stocks.
(MGSF Sub-Account)

Capital Appreciation Fund              Capital growth by investing primarily in common stocks, convertible securities,
(CAF Sub-Account)                      and other securities selected for prospective capital growth.

 *The CIF-DCA Sub-Account was not generally available after July 31, 1993 for the allocation of an initial purchase payment. See Appendix D on Page 36.

**The MIF and SMAF Sub-Accounts are not available to receive either allocations of new purchase payments or transfers of Contract Value.

Eligible Funds of Keyport
Variable Investment Trust and
Variable Account Sub-Accounts          Investment Objective
----------------------------------     ------------------------------------------------------------------------------
Colonial-Keyport U.S. Government Fund  A high level of current income, as is consistent with prudent risk, by investing
(CKUSGF Sub-Account)*                  exclusively in U.S. Government securities.

Colonial-Keyport Growth and            Primarily income and long-term capital growth and, secondarily, preservation of
Income Fund                            capital.
(CKGIF Sub-Account)

Colonial-Keyport Strategic             A high level of current income, as is consistent with prudent risk, and maximizing
Income Fund                            total return, by diversifying investments primarily in U.S. and foreign government
(CKSIF Sub-Account)                    and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds").

Colonial-Keyport Utilities Fund        Primarily current income and, secondarily, long-term capital growth.
(CKUF Sub-Account)

Colonial-Keyport U.S. Fund             Growth exceeding over time the S&P 500 Index (Standard & Poor's Corporation Composite
for Growth                             Stock Price Index) performance.
(CKUSGF) Sub-Account)

Colonial-Keyport International Fund    Long term capital growth, by investing primarily in non-U.S. equity securities.
for Growth                             The Fund is non-diversified and may invest more than 5% of its total assets in the
CKIFG Sub-Account)                     securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Newport-Keyport Tiger Fund             Long-term capital growth by investing primarily in equity securities of companies
(NKTF Sub-Account)                     located in the four Tigers of Asia (Hong Kong, Singapore, South Korea and Taiwan)
                                       and other mini-Tigers of East Asia (Malaysia, Thailand, Indonesia, China and the
                                       Philippines).

 *The CKUSGF Sub-Account is not available for the allocation of new purchase payments or for transfers of Contract Value.

There is no assurance that the Eligible Funds will achieve their stated objectives.

SteinRoe Variable Investment Trust is a funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport and of insurance companies affiliated and unaffiliated with Keyport. Keyport Variable Investment Trust is a funding vehicle for variable annuity contracts and variable life insurance policies offered by sepa-rate accounts of Keyport and of insurance companies affiliated with Keyport. The risks involved in this "mixed and shared funding" are disclosed in the Trusts' prospectuses under the caption "The Trust."

                            Dollar Cost Averaging

Keyport offers a dollar cost averaging program that Contract Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the CIF Sub- Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Contract Owner. The program allows a Contract Owner to invest in non-"money market" Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent purchase payments and for Contract Value transferred into the CIF Sub-Account or One-Year Guarantee Period. Under the program, Keyport makes automatic transfers on a periodic basis out of the CIF Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub- Accounts (Keyport reserves the right to limit the number of Sub- Accounts the Contract Owner may choose but there are currently no limits). The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The program is described in detail in Appendix D on Page
36. Appendix D also describes the prior availability of the CKUSGF Sub-Account for transfers out of it. Appendix D also describes the Value-Added Dollar Cost Averaging Program (with its CIF-DCA Sub-Account), which was not generally available after July 31, 1993 for the allocation of an initial purchase payment.

Transfer of Variable Account Value

Contract Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.

The Contract allows Keyport to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Contract Owners should be aware that transfer limitations may prevent an Owner from making a transfer on the date he or she wants to, with the result that the Owner's future Contract Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Keyport is not charging a transfer fee but it is limiting transfers to 12 per calendar year except as follows. For transfers under different Contracts that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport's determination, based on the recommendation of a common investment adviser or broker/dealer, the transfer limitation is instead one transfer every 30 days.

Regardless of which transfer limitation is applicable, Keyport is also limiting each transfer to a maximum of $500,000. All transfers requested for a Contract on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Keyport.

In applying the limitation of 12 transfers in a year of up to $500,000 apiece, Keyport may treat as one transfer all transfers requested by a Contract Owner for multiple Contracts he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport.

In applying the limitation of one $500,000 transfer every 30 days, Keyport will treat as one transfer all transfers requested under different Contracts that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport. If a transfer is executed under one Contract and, within the next 30 days, a transfer request for another Contract is determined by Keyport to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Keyport (in order for it to be executed, it would need to be requested again after the 30 day period and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000).

Keyport's interest in applying these limitations is to protect the interests of both Contract Owners who are not engaging in significant transfer activity and Contract Owners who are engaging in such activity. Keyport has determined that the actions of Contract Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse affect on the performance of the underlying Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate underlying Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Contract Owners.

Contract Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. Keyport does not guarantee any maximum transfer fee that it may charge, but the fee will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

Transfers must be made by Written Request unless the Contract Owner has by Written Request authorized Keyport to accept telephone transfer requests from the Contract Owner or from a person acting for the Contract Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone transfer instructions, a Contract Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix C and Contract Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Contract Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Contract Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Keyport initiates the transfer.

For all transfers other than those defined in the prior paragraph, each request from a Contract Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Keyport initiates the transfer (see above).

If 100% of any Sub-Account's value is transferred and the allocation formula for purchase payments includes that Sub- Account, then the allocation formula for future purchase payments will automatically change unless the Contract Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub- Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Contract Owner instructs otherwise.

      Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Keyport's management further investment in such fund shares should become inappropriate in view of the purpose of the Contract, Keyport may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Contract. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Contract Owners, to the extent required by the Investment Company Act of 1940.

Keyport has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law; (c) to transfer any assets in any Sub-Account to another Sub- Account, or to one or more separate investment accounts, or to Keyport's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Keyport assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the Variable Account and the Eligible Funds in connection with the Contracts.

                                  DEDUCTIONS

                  Deductions for Contract Maintenance Charge

Keyport has responsibility for all administration of the Contracts and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts, maintenance of Contract Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport makes a Contract Maintenance Charge for such services. At the present time the Contract Maintenance Charge is $36.00 per Contract Year. PRIOR TO THE INCOME DATE THE CONTRACT MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY KEYPORT. The Contract Maintenance Charge of any Contract delivered in Pennsylvania, South Carolina, or Texas may not be changed by Keyport to exceed $100 per year. There is no such limit under Contracts delivered in other jurisdictions, but the charge will not exceed the yearly costs of administering the Contract.

Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Contract Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Contract Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Keyport may not later change the amount of the Contract Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

               Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Keyport guarantees certain total surrenders after the death of the Annuitant or Contract Owner will not result in payments that are reduced by a Contingent Deferred Sales Charge or in payments that are lower than the amount of purchase payments less any prior partial surrenders. Keyport assumes an expense risk since the Con-tract Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming these mortality and expense risks, for each Valuation Period Keyport deducts from each Sub- Account (other than the CIF-DCA Sub-Account from which no deduction is made) a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income Date). Less than the full charge will be deducted from Sub-Account values attributable to Contracts issued to employees of Keyport and other persons specified in "Distribution of the Contract" on Page 24.

                      Deductions for Daily Sales Charge

Keyport also deducts from each Sub-Account (other than the CIF-DCA Sub-Account from which no deduction is made) each Valuation Period a sales charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Keyport for certain sales distribution expenses relating to the Contract. This charge will not be deducted from Sub-Account values attributable to Contracts that have reached the maximum cumulative sales charge limit defined in the next section and to Contracts issued to employees of Keyport and other persons specified in "Distribution of the Contract" on Page 24. The charge is also not deducted from Sub-Account values attributable to Annuity Units. Keyport may decide not to deduct the charge from Sub-Account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract of Keyport's general account.

               Deductions for Contingent Deferred Sales Charge

A sales charge is not deducted from the Contract's purchase payments when initially received. However, a Contingent Deferred Sales Charge may be deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Keyport maintains a separate set of records. These records identify the date and amount of each purchase payment made to the Contract and the Contract Value over time.

A surrender in any Contract Year will be free of Contingent Deferred Sales Charge to the extent the surrender amount does not exceed the Contract's increase in value at that time. The increase in value is equal to: the Contract Value at the time of surrender; less that portion of purchase payments that are still remaining at the time of surrender.

After the first Contract Year, Keyport guarantees that a minimum amount of Contract Value will be free of Contingent Deferred Sales Charge each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year (i.e., on the Contract Anniversary). This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The portion of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of Contingent Deferred Sales Charge. This portion will be deducted from the purchase payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in the same chronological order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The Contingent Deferred Sales Charge for each purchase payment from which a deduction is made will be equal to (a) multiplied by (b), where:

  (a) is the amount so deducted; and

  (b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each purchase payment during the seven years after the date of its payment are: 7% during year 1; 6% during year 2; 5% during year 3; 4% during year 4; 3% during year 5; 2% during year 6; 1% during year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each purchase payment are then totalled. The lesser of this total amount and the Contract's maximum cumulative sales charge will be deducted from the Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) less (b), where (a) is 8.5% of the total purchase payments made to the Contract and (b) is the sum of all prior Contingent Deferred Sale Charge deductions from the Contract Value and all prior Variable Account sales charges applicable to the Contract from the 0.15% sales charge factor. After each surrender, Keyport's records will be adjusted to reflect any deductions made from the applicable purchase payments.

Example: Two purchase payments were made one year apart for $5,000 and $7,000. The Contract Value has grown to an assumed $13,200 when the Owner decides to withdraw $8,000. The Contract Value at the beginning of the Contract Year of surrender was

$13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Contract's increase in value ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300), an additional $100 would not be subject to charges. This $100 would be deducted from the oldest purchase payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The sales charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Contract Values under the rules specified in the "Surrenders" section on Page 18.

The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Contract, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the Charge will be paid from Keyport's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Contract can receive up to 6% of purchase payments with additional compensation later based on the Contract Value of those payments. During certain time periods selected by Keyport and the Principal Underwriter, the percentage may increase to 6.25%.

The Contingent Deferred Sales Charge will be eliminated under Contracts issued to employees of Keyport and other persons specified in "Distribution of the Contract" on Page 24.

Keyport may reduce or change to 0% any Contingent Deferred Sales Charge percentage under a Contract issued in an internal exchange or transfer of an annuity contract of Keyport's general account.

Keyport may establish a program to allow a Contract Owner to request systematic partial surrenders in the first Contract Year up to a total of 10% of the initial purchase payment to the Contract. Under such a program, Keyport may waive the Contingent Deferred Sales Charge on the amount of any partial surrender that is in excess of the Contract's increase in value (defined in the third paragraph of this section) at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment under the procedure described in the fourth paragraph of this section. This means that the waiver of Contingent Deferred Sales Charge is not a permanent waiver and the Charge can potentially be collected by Keyport in the event the Contract Owner later makes a non-systematic partial or total surrender.

              Deductions for Transfers of Variable Account Value

The Contract allows Keyport to charge a transfer fee. Currently no fee is being charged. Contract Owners will be notified, in advance, of the imposition of any fee. Keyport does not guarantee any maximum transfer fee that it may charge, but the fee will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

                         Deductions for Premium Taxes

Keyport deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Keyport elects to defer such deduction. It is not possible to describe precisely the amount of premium tax payable on any transaction involving the Contract offered hereby. Such premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on the state of residence of the Contract Owner, the state of residence of the Annuitant, the status of Keyport within such states, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 5.0% of either total purchase payments or Contract Value.

                         Deductions for Income Taxes

Keyport will deduct from any amount payable under the Contract any income taxes that a governmental authority requires Keyport to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities" on Page 22.

                                Total Expenses

The Variable Account's total expenses in relation to the Contract will be the Contract Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

                                THE CONTRACTS
                            Variable Account Value

The Variable Account Value for a Contract is the sum of the value of each Sub-Account to which values are allocated under a Contract. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each purchase payment that is made results in additional Accumulation Units being credited to the Contract and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                              Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Keyport utilizes an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Accumulation Unit at $10. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a / b) -- c), where:

  (a) is equal to:

      (i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

     (ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

  (b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

  (c) is equal to:

      (i) the Valuation Period equivalent of the 1.25% per year Mortality and Expense Risk Charge; plus

     (ii) the Valuation Period equivalent of the .15% per year sales charge;
          plus

    (iii) a charge factor, if any, for any tax provision established by Keyport as a result of the operations of that Sub-Account.

For the CIF-DCA Sub-Account only, (c)(i) and (c)(ii) above are not applicable.

If a Contract ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge", Unit values without
(c)(ii) above will be used thereafter. For Contracts issued to employees of Keyport and other persons specified in "Distribution of the Contract" on Page 24, Unit values with .35% in (c)(i) above and without (c)(ii) above will be used. Unit values without (c)(ii) above may be used for certain Contracts issued in an internal exchange or transfer (see "Deductions for Daily Sales Charges" on Page 14).

                         Modification of the Contract

Only Keyport's President or Secretary may agree to alter the Contract or waive any of its terms. Any changes must be made in writing and with the Contract Owner's consent, except as may be required by applicable law.

                               Right to Revoke

The Contract Owner may return the Contract within 10 days after he or she receives it by delivering or mailing it to Keyport's Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage- prepaid envelope. The returned Contract will be treated as if Keyport never issued it and Keyport will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California if the Contract Owner is age 60 or older (see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if the Contract Owner is under age 60.

For Contracts delivered in California to a Contract Owner age 60 or older, the Contract Owner may return the Contract to Keyport's Office or to the agent from whom the Contract was purchased. If the Contract is received at Keyport's Office or by the agent within 30 days after the Owner receives the Contract, Keyport will refund the Contract Value.

                 DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

      Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant

These provisions apply if, before the Income Date while the Contract is In Force, the primary Owner or any joint Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Contract with a non-natural Owner such as a trust. The Designated Beneficiary will control the Contract after such a death.

The covered person under this paragraph shall be the primary Owner or, if there is a non-natural Owner such as a trust, the Annuitant shall be the covered person. If the covered person dies, the Contract Value will be increased, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). Except for Contracts issued to New Jersey, South Carolina and Vermont residents and certain previously issued Contracts, the GMDV is the greater of:

  (a) the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

(b-1) Keyport will compute an "Anniversary Value" for each Contract
      Anniversary (if any) before the 81st birthday of the covered person and Keyport will use the greatest of such "Anniversary Values". The "Anniversary Value" for each applicable Contract Anniversary initially equals the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

For Contracts issued to New Jersey, South Carolina and Vermont residents, the GMDV is the greater of (a) above and (b-2) the Contract Anniversary on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, less any partial surrenders made from that Anniversary until the date of death. Once the insurance department of one of the three states listed above has approved Keyport's change to the death provisions (you or your agent should call 800-437-4466 to see if the change has been approved in your state), Contracts subsequently issued to residents of that state will have a GMDV that is the greater of (a) and (b-1) above.

The GMDV will be different for any Contract issued on or after July 1, 1993 using application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3, but before the later of July 5, 1994 and the date the insurance department of the state of issue of a Contract has approved Keyport's change to the death provisions, (you or your agent should call 800-437-4466 to see if (and when) the change has been approved in your state). The GMDV for such a Contract is the greatest of (a), (b-1) and (b-2) above.

When Keyport receives due proof of the covered person's death, Keyport will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value was less than the GMDV, Keyport will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when Keyport receives due proof of death. Whether or not the Contract Value is increased because of this minimum death provision, the Designated Beneficiary may surrender the Contract within 90 days of the date of the covered person's death for the Contract Value (i.e., any applicable Contingent Deferred Sales Charge will be waived). For a surrender after 90 days and for a surrender at any time after the death of a non-covered person, the Surrender Value is payable instead. If the Contract is not surrendered, it will stay in force for the time period specified below.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Owner as of the decedent's date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Contract can stay in force until another death occurs (i.e., until the death of the Annuitant, primary Owner or joint Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract can stay in force up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in force at the end of the five-year period, Keyport will automatically end it then by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

                             Payment of Benefits

Instead of receiving a lump sum, the Owner or any Designated Beneficiary may direct by Written Request that Keyport pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                     Death of Certain Non-Owner Annuitant

These provisions apply if, before the Income Date while the Contract is In Force, (a) the Annuitant dies, (b) the Annuitant is not an Owner, and (c) the Owner is a natural person. The Contract will continue in force after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Owner.

                   DEATH PROVISIONS FOR QUALIFIED CONTRACTS

                              Death of Annuitant

If the Annuitant dies before the Income Date while the Contract is In Force, the Designated Beneficiary will control the Contract after such a death. The Contract Value will be increased, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page 17. When Keyport receives due proof of the Annuitant's death, Keyport will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value was less than the GMDV, Keyport will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when Keyport receives due proof of death. Whether or not the Contract Value is increased because of this minimum death provision, the Designated Beneficiary may surrender the Contract within 90 days of the date of the Annuitant's death for the Contract Value (i.e., any applicable Contingent Deferred Sales Charge will be waived). For a surrender after 90 days, the Surrender Value is payable instead.

If the Contract is not surrendered, it can stay in force for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the contract for its Surrender Value. If the Contract is still in force at the end of the period, Keyport will automatically end it then by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

                             Payment of Benefits

Instead of receiving a lump sum, the Owner or any Designated Beneficiary may direct by Written Request that Keyport pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                                  OWNERSHIP

The Contract Owner shall be the person designated in the application. The Contract Owner may exercise all the rights of the Contract.

Joint Owners are permitted but not contingent Owners.

The Contract Owner may by Written Request change the Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Contract Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. A Contract Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

                                  ASSIGNMENT

The Contract Owner may assign the Contract at any time. A copy of any assignment must be filed with Keyport. The Contract Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Contract may have limitations on assignability.

Because an assignment may be a taxable event, a Contract Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                                  SURRENDERS

The Contract Owner may partially surrender the Contract. Keyport must receive a Written Request and the minimum amount to be surrendered must be at least $300 or such lesser amount as Keyport may permit in conjunction with a program of systematic par- tial surrenders. If the Contract Value after a partial surrender would be below $2,500, Keyport will treat the request as a surrender of only the excess amount over $2,500. The amount surrendered will 21 include any applicable Contingent Deferred Sales Charge and therefore the amount actually surrendered may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount surrendered will be deducted from all Sub-Accounts of the Variable Account in the proportion that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

The Contract Owner may totally surrender the Contract by making a Written Request. Surrendering the Contract will end it. The Surrender Value is equal to the Contract Value for the Valuation Period during which Keyport has received the request less: the Contract Maintenance Charge if there is any Variable Account Value; any applicable Contingent Deferred Sales Charge; and any applicable premium taxes not previously deducted.

Keyport will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Contract Owner may purchase for himself or herself an annuity payment option with any surrender benefit of at least $5,000. Keyport's consent is needed to choose an option if the Contract Owner is not a natural person.

Settlement Options based on life contingencies cannot be surrendered after annuity payments have begun. Settlement Option 1, which is not based on life contingencies, may be surrendered as described on Page 20.

Because of the potential tax consequences of a full or partial surrender, a Contract Owner should consult a competent tax adviser regarding a surrender.

                              ANNUITY PROVISIONS

                               Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, payments will begin under the payment option or options the Contract Owner has chosen. The amount of the payments will be determined by applying the Contract Value (less any premium taxes not previously deducted and less any applicable Contract Maintenance Charge) on the Income Date in accordance with the option selected.

                      Income Date and Settlement Option

The Contract Owner may select an Income Date and Settlement Option at the time of application. If the Contract Owner does not select a Settlement Option, Option 2 will automatically be designated. If the Contract Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of the Annuitant's 75th birthday or the 10th Contract Anniversary.

Change in Income Date and Settlement Option

The Contract Owner may choose or change a Settlement Option or the Income Date by making a Written Request to Keyport at least 30 days prior to the Income Date. However, any Income Date must be: (a) for variable annuity payment options, not earlier than the second calendar month after the Issue Date (e.g., if the Issue Date is in January, the earliest Income Date is March 1);
(b) for fixed annuity options, not earlier than the first calendar month after the end of the first Contract Year; (c) not later than the calendar month after the Annuitant's 90th birthday; and (d) the first day of a calendar month.

                              Settlement Options

The payment options are:

  Option 1: Income for a Fixed Number of Years;

  Option 2: Life Income with 10 Years of Payments Guaranteed; and

  Option 3: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms--as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. (See Appendix A on Page 25 for a discussion of fixed annuity payments.) Unless the Owner chooses otherwise, Variable Account Value will be applied to a variable annuity option and Fixed Account Value will be applied to a fixed annuity option. Whether variable or fixed, the same Contract Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Keyport has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Keyport has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option 1: Income For a Fixed Number of Years. Keyport will pay an annuity for a chosen number of years, not less than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 6% per year (5% per year for Oregon Contracts), unless 3% per year is chosen by Written Request); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 14). Instead of receiving a lump sum, the payee can elect another payment option and the amount applied to the option will not be reduced by the charge defined in (b) above. If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Contracts), unless 3% per year is chosen by Written Request.

The Mortality and Expense Risk Charge is deducted during the Option 1 payment period but Keyport has no mortality risk during this period.

If annual payments are chosen for Option 1, Keyport has available a "stabilizing" payment option that can be chosen. Each annual payment will be determined as described below in "Variable Annuity Payment Values". Each annual payment will then be placed in Keyport's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Keyport that will vary from year to year. The commutation method described above for calculating the present value of remaining payments applies to the annual payments. Any monthly payments remaining before the next annual payment will be commuted at the interest rate used to determine that year's monthly payments.

See "Annuity Payments" on Pages 21-22 for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. Keyport will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Contracts), unless 3% per year is chosen by Written Request.

The amount of the annuity payments will depend on the age of the payee at the time annuity payments are to begin and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. Keyport will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons at the time annuity payments are to begin and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEES BOTH DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                       Variable Annuity Payment Values

  The amount of the first variable annuity payment is determined by Keyport using an annuity purchase rate that is based on an assumed annual investment return of 6% (5% for Oregon Contracts), unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Contract Maintenance Charge. A payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

                 Proof of Age, Sex, and Survival of Annuitant

  Keyport may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Keyport will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments Keyport may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Keyport is repaid in full.

                            SUSPENSION OF PAYMENTS

Keyport reserves the right to postpone surrender payments from the Fixed Account for up to six months. Keyport reserves the right to suspend or postpone any type of payment from the Variable Account for any period when:
(a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in
(b) and (c) exist. If the Variable Account surrender amount after death exceeds the Variable Account Value, any payment delay will not apply to the excess amount.

                                  TAX STATUS

                                 Introduction

The Contract is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Keyport's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

                       Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments.

Surrenders, Assignments and Gifts. A Contract Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Owner is taxed on the portion of the amount that exceeds the Contract Owner's cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to the Contract Owner. For partial surrenders under a Qualified Contract, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Contract Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contract Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

A special computational rule applies if Keyport issues to the Contract Owner, during any calendar year, (a) two or more Contracts or (b) one or more Contracts and one or more of Keyport's other annuity contracts. Under this rule, the amount of any distribution includable in the Contract Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Keyport contracts as one contract. Keyport believes that this means the amount of any distribution under one contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Contract by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

Penalty Tax. Payments received by Owners, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received: (a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Contract Owner (or, where the Owner is not a human being, after the death of the Annuitant);
(d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Contract's annuity payment option that provides for a series of substantially equal payments, provided only one purchase payment is made to the Contract, the Contract is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Contract Year.

Income Tax Withholding. Keyport is required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. Keyport will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) on page 22 for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. A Non-Qualified Contract may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Keyport's understanding that in such an event: (a) the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts" on Page 17; (b) purchase payments made between 8/14/82 and 1/18/85 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) purchase payments made before 8/14/82 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and (iii) assignments are not treated as surrenders subject to taxation. Keyport's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract would not be treated as an annuity contract. As a consequence to the Contract Owner, income earned on a Contract would be taxable to the Contract Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Keyport would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Contract Owner's control of the investments of a segregated asset account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Contract. Keyport, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Contract Owners are urged to consult with their own tax advisers.

                               Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

                           Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Contract or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Keyport will notify a Contract Owner who has requested a distribution from a Contract if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Contract Owner receives the amount rather than directing Keyport by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                       Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." These Individual Retirement Annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Annuity.

                  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

             Deferred Compensation Plans With Respect to Service
                        for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                      Texas Optional Retirement Program

  If Keyport is an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contracts in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, accepts retirement, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

                        VARIABLE ACCOUNT VOTING RIGHTS

In accordance with its view of present applicable law, Keyport will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Keyport will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Keyport determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract shall be the Contract Owner. The number of shares held in each Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares which a person has a right to vote will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                         DISTRIBUTION OF THE CONTRACT

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Contract described in this prospectus. The Contract will be sold by salespersons who represent Keyport Life Insurance Company (KFSC's corporate parent) as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

Different Contracts are sold (1) to a person who is an officer, director, or employee of Keyport, a trustee or officer of SteinRoe Variable Investment Trust or Keyport Variable Investment Trust, an employee of the investment adviser or sub-investment adviser of either Trust, or an employee of a company that is under contract with either Trust to provide management or administrative services or (2) to any Qualified Plan established for such a person. Such Contracts are different from the Contracts sold to others in that (1) they are not subject to the deduction for the Contract Maintenance Charge, the asset-based sales charge or the Contingent Deferred Sales Charge and (2) they have a Mortality and Expense Risk Charge of 0.35% per year.

                              LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Keyport is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Keyport.

                         INQUIRIES BY CONTRACT OWNERS

Contract Owners with questions about their Contracts can write Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston,
MA 02110, or call (800) 367-3653.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                                              Page
                                                                             -------
Keyport Life Insurance Company                                                  2
Variable Annuity Benefits                                                       2
 Variable Annuity Payment Values                                                2
 Re-Allocating Sub-Account Payments                                             3
Principal Underwriter                                                           4
Custodian                                                                       4
Experts                                                                         4
Investment Performance                                                          4
 Average Annual Total Return for a Contract that is Surrendered and for
   a Contract that Continues                                                    5
 Change in Accumulation Unit Value                                              7
 Yields for CIF and CIF-DCA Sub-Accounts                                        8
Financial Statements                                                           11
 Keyport Life Insurance Company                                                11
 KMA Variable Account                                                          39


                                  APPENDIX A

        THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED RATE ACCOUNT)

                                 Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Purchase payments allocated to the Fixed Account option become part of Keyport's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, are subject to regulation under the 1933 Act or the Investment Company Act. Keyport understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

         Investments in the Fixed Account and Capital Protection Plus

Purchase payments will be allocated to the Fixed Account in accordance with the selection made by the Contract Owner in the application. Any selection must specify that percentage of the purchase payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. The Contract Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Contract Owner has by Written Request authorized Keyport to accept telephone allocation instructions from the Contract Owner. By authorizing Keyport to accept telephone changes, a Contract Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix C and Contract Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.


Keyport currently offers Guarantee Periods of 1, 3, 5, and 7 years. Keyport may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Contracts, as well as the length of those Guarantee Periods. If Keyport stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.


Keyport offers a Capital Protection Plus program that a Contract Owner may request. Under this program, Keyport will allocate part of the purchase payment to the Guarantee Period selected by the Contract Owner so that such part, based on that Guarantee Period's Maturity Rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total payment amount. The rest of the purchase payment will be allocated to the Sub-Account(s) of the Variable Account based on the Contract Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original purchase payment amount.

For an example of Capital Protection Plus, assume Keyport receives a payment of $10,000 when the Maturity Rate for the 7-year Guarantee Period is 6.75% per year. Keyport will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Contract Owner.

                             Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all purchase payments allocated to the Fixed Account plus the interest subsequently earned on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently earned on the transferred value; less

(c) any prior partial surrenders from the Fixed Account; less

(d) any Fixed Account Value transferred to the Variable Account.

                               Interest Credits

Keyport will credit interest daily (based on an annual compound interest rate) to purchase payments allocated to the Fixed Account at rates declared by Keyport for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a Basic Interest Rate and a Maturity Interest Rate. During the Guarantee Period, Keyport will credit interest at the Basic Rate. At the end of the Guarantee Period, Keyport will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the Maturity Rate for the entire Guarantee Period.

Under this method of crediting interest: (a) the Maturity Rate will be credited only on amounts held for the entire Guarantee Period; and (b) if the Contract Owner or a Designated Benefi-ciary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any Basic and Maturity Interest Rates set by Keyport will be at least 3.5% per year.

Keyport's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Contract Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a purchase payment allocation.

                     Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-Account(s) of the Variable Account that the Contract Owner has selected by Written Request. If the Contract Owner has not made a selection, Keyport will automatically transfer the total accumulated amount at the end of the Guarantee Period to the CIF Sub-Account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, thereby allowing the selected Guarantee Period to go into effect. The Contract Owner may not otherwise select a Guarantee Period that would end after the Income Date.

                       Transfers of Fixed Account Value

The Contract Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Contract allows Keyport to limit the number of transfers that can be made in a specified time period. Currently, Keyport is limiting Variable Account and Fixed Account transfers to generally 12 transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value" on Page 12. These limitations will not apply to any transfer made at the end of a Guarantee Period. Contract Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Contract Owner has authorized Keyport by Written Request to accept telephone transfer instructions from the Contract Owner or from a person acting for the Contract Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone transfer instructions, a Contract Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix C and Contract Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Contract Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for purchase payments includes that Guarantee Period, then the allocation formula for future purchase payments will automatically change unless the Contract Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.

     Reductions of Guarantee Period Values After a Transfer or Surrender

As stated elsewhere in the prospectus, a transfer request must specify from which Guarantee Period's values the transfer is to be made and a partial surrender request may, at the Contract Owner's option, similarly specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits" on Page 25.

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" on Page 19 may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules automatically determine the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. The rules do not, however, determine in any way the amount of Contingent Deferred Sales Charge that may be due since that Charge is based on different rules and different records.

                         Fixed Annuity Payment Values

The dollar amount of each fixed annuity payment will be determined by deducting any premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

                                  APPENDIX B

                   PRIOR CONTRACTS OF THE VARIABLE ACCOUNT

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value" on Page 12. Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.

1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 11. MIF, CKUSGF, CKGIF, CKUF, CKIFG, CKUSFG, CKSIF and NKTF were added effective 1/15/93, 7/1/93, 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94
and 5/1/95, respectively. Accumulation unit values are shown on Page 7. The Dollar Cost Averaging program for use with the CIF Sub-Account or the One-Year Guarantee Period of the Fixed Account is available (see "Dollar Cost Averaging" on Page 12).

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 11. SMAF, MIF, CKUSGF, CKGIF, CKUF, CKIFG, CKUSFG, CKSIF and NKTF were added effective 5/1/89, 1/15/93, 7/1/93, 7/1/93, 7/1/93, 5/2/94,
7/5/94, 7/5/94 and 5/1/95, respectively. CIF, MSIF, MAF, MGSF and CAF were substituted on 1/1/89 for, respectively, the former eligible mutual funds:
Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 29.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 11. SMAF, MIF, CKUSGF, CKGIF, CKUF, CKIFG, CKUSFG, CKSIF and NKTF were added effective 5/1/89, 1/15/93, 7/1/93, 7/1/93, 7/1/93, 5/2/94,
7/5/94, 7/5/94 and 5/1/95, respectively. CIF, MSIF, MAF, MGSF and CAF were substituted on 1/1/89 for, respectively, the former eligible mutual funds:
Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 30.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 11. SMAF, MIF, CKUSGF, CKGIF, CKUF, CKIFG, CKUSFG, CKSIF and NKTF were added effective 5/1/89, 1/15/93, 7/1/93, 7/1/93, 7/1/93, 5/2/94,
7/5/94, 7/5/94 and 5/1/95, respectively. CIF, CIF, MAF, and CAF were substituted on 1/1/89 for, respectively, the former eligible mutual funds:
Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 31-32.

5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The Eligible Mutual Funds are: Keystone Liquid Trust; Keystone Custodian Fund, Series B-1, B-2, B-4, S-1, S-3, and S-4. Accumulation unit values are shown on Pages 33-34.

6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 11. SMAF, MIF, CKUSGF, CKGIF, CKUF, CKIFG, CKUSFG, CKSIF and NKTF were added effective 5/1/89, 1/15/93, 7/1/93, 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and
5/1/95, respectively. CIF, CIF, MGSF, ASF and CAF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments, Inc.; Keystone Custodian Fund, Series S-1, S-3, and S-4. Accumulation unit values for 1989-1994 are shown on Page 32 and values for 1985-1988 are shown on Pages 33-34.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO

                                                  Accumulation
                                                      Unit          Accumulation       Number of
                                                     Value              Unit         Accumulation
                                                  Beginning of         Value             Units
                 Sub-Account                         Year*          End of Year       End of Year     Year
--------------------------------------------     ---------------    -------------    --------------   -----
Cash Income Fund                                 $   15.062           $15.443            475,023      1994
                                                     14.849            15.062            514,598      1993
                                                     14.530            14.849            582,150      1992
                                                     13.906            14.530            907,810      1991
                                                     13.052            13.906          1,756,598      1990
                                                     12.118            13.052          1,993,108      1989
Cash Income Trust                                    11.459            12.118          2,740,761      1988
                                                     10.917            11.459          2,543,770      1987
                                                     10.396            10.917            467,956      1986
                                                     10.000(5/8/85)    10.396            133,266      1985

Colonial-Keyport U.S. Fund for Growth
                                                     10.000(8/11/94)   10.048              5,259      1994
Colonial-Keyport U.S. Government Fund                10.115             9.849              9,644      1994
                                                     10.000(7/22/93)   10.115              5,352      1993
Mortgage Securities Income Fund                      16.065            15.617            233,588      1994
                                                     15.307            16.065            299,033      1993
                                                     14.627            15.307            381,266      1992
                                                     12.936            14.627            443,240      1991
                                                     12.005            12.936            503,751      1990
                                                     10.773            12.005            601,466      1989
Mortgage Securities Income Trust                     10.183            10.773            541,052      1988
                                                     10.184            10.183            634,675      1987
                                                     10.000(10/27/86)  10.184            114,841      1986

Managed Income Fund                                  10.713            10.115            595,683      1994
                                                     10.000(2/1/93)    10.713            948,465      1993
Colonial-Keyport Growth and Income Fund              10.464            10.258             66,152      1994
                                                     10.000(7/22/93)   10.464             20,759      1993
Managed Assets Fund                                  25.692            24.566            861,315      1994
                                                     23.802            25.692          1,055,478      1993
                                                     22.412            23.802          1,241,344      1992
                                                     17.737            22.412          1,462,279      1991
                                                     18.092            17.737          1,633,069      1990
                                                     14.959            18.092          1,882,766      1989
Managed Assets Trust                                 13.867            14.959          1,902,679      1988
                                                     13.747            13.867          2,544,739      1987
                                                     11.694            13.747          1,214,374      1986
                                                     10.000(5/14/85)   11.694             87,774      1985

Colonial-Keyport Utilities Fund                       9.727             8.621             31,506      1994

                                                     10.000(7/21/93)    9.727             52,776      1993
Strategic Managed Assets Fund                        16.151            15.948             63,130      1994
                                                     16.044            16.151             86,439      1993
                                                     14.372            16.044             45,415      1992
                                                     10.506            14.372             36,620      1991
                                                     11.631            10.506             33,241      1990
                                                     10.000(7/5/89)    11.631             28,744      1989

Colonial-Keyport Strategic Income Fund            Available in 1994 but no accumulation units were purchased.
Colonial-Keyport International Fund for
  Growth                                             10.000(5/3/94)     9.323             24,303      1994
Managed Growth Stock Fund                            19.374            17.919            294,345      1994
                                                     18.687            19.374            327,760      1993
                                                     17.744            18.687            377,851      1992
                                                     12.137            17.744            346,524      1991
                                                     12.498            12.137            409,288      1990
                                                      9.635            12.498            525,196      1989
Managed Growth Stock Trust                            9.202             9.635            511,030      1988
                                                     10.000(5/26/87)    9.202            539,305      1987

Capital Appreciation Fund (formerly                  28.059            28.043            301,017      1994
named Aggressive Stock Fund)                         20.939            28.059            316,873      1993
                                                     18.519            20.939            404,666      1992
                                                     13.662            18.519            424,426      1991
                                                     15.206            13.662            730,255      1990
                                                     11.751            15.206            667,685      1989
Aggressive Stock Trust                               10.810            11.751            675,561      1988
                                                     11.887            10.810            884,826      1987
                                                     10.946            11.887            680,204      1986

                                                     10.000(5/16/85)   10.946            418,680      1985

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

       ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE

                                           Accumulation
                                               Unit          Accumulation       Number of
                                              Value              Unit         Accumulation
                                           Beginning of         Value             Units
             Sub-Account                      Year*          End of Year       End of Year     Year
-------------------------------------     ---------------    -------------    --------------   -----
Cash Income Fund                          $   14.813           $15.173           25,550        1994
                                              14.617            14.813           16,027        1993
                                              14.317            14.617           28,411        1992
                                              13.717            14.317           43,912        1991
                                              12.886            13.717           63,361        1990
                                              11.976            12.886           50,088        1989
Cash Income Trust                             11.336            11.976           73,710        1988
                                              10.811            11.336           65,700        1987
                                              10.304            10.811           54,645        1986
                                              10.000(6/26/85)   10.304            4,481        1985

Colonial-Keyport U.S. Fund for Growth             Available in 1994 but no accumulation units were purchased
Colonial-Keyport U.S. Government Fund          Available in 1993 & 1994 but no accumulation units were purchased

Mortgage Securities Income Fund               16.033            15.571           21,047        1994
                                              15.292            16.033           23,129        1993
                                              14.627            15.292           18,834        1992
                                              12.949            14.627           19,947        1991
                                              12.029            12.949           20,699        1990
                                              10.804            12.029              831        1989
Mortgage Securities Income Trust              10.223            10.804            1,315        1988
                                              10.000(5/8/87)    10.223            1,180        1987

Managed Income Fund                           10.632            10.029           39,511        1994
                                              10.000(2/1/93)    10.632           50,570        1993
Colonial-Keyport Growth and Income Fund        Available in 1993 & 1994 but no accumulation units were purchased
Managed Assets Fund                           24.754            23.646           44,913        1994
                                              22.956            24.754           54,901        1993
                                              21.636            22.956           59,345        1992
                                              17.140            21.636           72,706        1991
                                              17.501            17.140           77,976        1990
                                              14.484            17.501           86,066        1989
Managed Assets Trust                          13.440            14.484           78,797        1988
                                              13.336            13.440           93,727        1987
                                              11.355            13.336           58,003        1986
                                              10.000(6/17/85)   11.355            6,748        1985

Colonial-Keyport Utilities Fund                Available in 1993 & 1994 but no accumulation units were purchased
Strategic Managed Assets Fund                 14.001            13.811            4,818        1994
                                              13.921            14.001            8,406        1993
                                              12.482            13.921            4,475        1992
                                              10.000(2/6/91)    12.482            1,479        1991
                                               Available in 1989 & 1990 but no accumulation units were purchased

Colonial-Keyport Strategic Income Fund            Available in 1994 but no accumulation units were purchased
Colonial-Keyport International                10.000(5/24/94)    9.371              599        1994
  Fund for Growth
Managed Growth Stock Fund                     17.787            16.435            6,259        1994
                                              17.173            17.787            6,593        1993
                                              16.323            17.173            8,430        1992
                                              11.176            16.323            3,630        1991
                                              11.520            11.176            3,545        1990
                                               8.889            11.520            5,212        1989
Managed Growth Stock Trust                     8.497             8.889            2,999        1988
                                              10.000(6/18/87)    8.497            2,355        1987

Capital Appreciation Fund (formerly           28.698            28.653           29,605        1994
named Aggressive Stock Fund)                  21.437            28.698           39,376        1993
                                              18.978            21.437           47,198        1992
                                              14.014            18.978           40,776        1991
                                              15.614            14.014           40,304        1990
                                              12.078            15.614           50,936        1989
Aggressive Stock Trust                        11.121            12.078           44,345        1988
                                              12.241            11.121           53,129        1987
                                              11.283            12.241           45,205        1986
                                              10.000(6/17/85)   11.283           20,111        1985

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

               1989-1994 ACCUMULATION UNIT VALUES FOR CONTRACTS
                      DESCRIBED IN NUMBERS FOUR AND SIX



                                                  Accumulation
                                                      Unit          Accumulation       Number of
                                                     Value              Unit         Accumulation
                                                  Beginning of         Value             Units
                 Sub-Account                         Year*          End of Year       End of Year     Year
--------------------------------------------     ---------------    -------------    --------------   -----
Cash Income Fund                                 $ 20.996             $21.580          1,184,102      1994
                                                   20.648              20.996          1,384,339      1993
                                                   20.155              20.648          1,697,243      1992
                                                   19.243              20.155          2,138,976      1991
                                                   18.016              19.243          2,936,979      1990
                                                   16.686              18.016          3,493,117      1989

Colonial-Keyport U.S. Fund for Growth        Available in 1994 but no accumulation units were purchased.
Colonial-Keyport U.S. Government Fund              10.093               9.852              7,714      1994
                                                   10.000(7/16/93)     10.093             15,154      1993

Mortgage Securities Income Fund                    14.990              14.608             72,190      1994
                                                   14.248              14.990            114,507      1993
                                                   13.582              14.248             85,079      1992
                                                   11.983              13.582             78,913      1991
                                                   11.093              11.983             60,390      1990
                                                   10.000(1/13/89)     11.093             12,608      1989


Managed Income Fund                                10.703              10.131            557,737      1994
                                                   10.000(2/1/93)      10.703            686,608      1993

Colonial-Keyport Growth and Income Fund            10.344              10.165             10,136      1994
                                                   10.000(8/3/93)      10.344              8,415      1993

Managed Assets Fund                                25.524              24.465            299,672      1994
                                                   23.589              25.524            348,975      1993
                                                   22.156              23.589            339,963      1992
                                                   17.492              22.156            372,220      1991
                                                   17.799              17.492            356,575      1990
                                                   14.681              17.799            459,250      1989

Colonial-Keyport Utilities Fund                     9.737               8.651             18,049      1994
                                                   10.000(7/21/93)      9.737             23,195      1993

Strategic Managed Assets Fund                      15.640              15.481             75,366      1994
                                                   15.498              15.640             77,675      1993
                                                   13.849              15.498             38,281      1992
                                                   10.099              13.849             11,299      1991
                                                   11.153              10.099             14,508      1990
                                                   10.000(7/14/89)     11.153             16,766      1989

Colonial-Keyport Strategic Income Fund           Available in 1994 but no accumulation units were purchased.
Colonial-Keyport International Fund for            10.000(5/25/94)      9.390             44,610      1994
  Growth
Managed Growth Stock Fund                          44.377              41.147             56,165      1994
                                                   42.701              44.377             66,644      1993
                                                   40.447              42.701             67,611      1992
                                                   27.598              40.447             54,873      1991
                                                   28.349              27.598             43,639      1990
                                                   21.801              28.349             38,197      1989

Capital Appreciation Fund (formerly                56.611              56.716            346,355      1994
  named Aggressive Stock Fund)                     42.142              56.611            398,198      1993
                                                   37.181              42.142            446,136      1992
                                                   27.361              37.181            466,795      1991
                                                   30.380              27.361            581,842      1990
                                                   23.420              30.380            611,392      1989

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

  1985-1988 ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER FOUR
                          (QUALIFIED CONTRACTS ONLY)



                    Accumulation
                        Unit          Accumulation       Number of
                        Value             Unit         Accumulation
                    Beginning of         Value             Units
  Sub-Account           Year          End of Year       End of Year     Year
---------------     --------------    -------------    --------------   -----
Cash Income         $15.741               $16.686          1,632,674      1988
Trust                14.960                15.741          1,885,426      1987
                     14.211                14.960          1,954,861      1986
                     13.321                14.211          2,403,306      1985
Managed Assets       13.576                14.681            219,163      1988
Trust                13.425                13.576            293,796      1987
                     11.392                13.425            217,076      1986
                     10.000(5/21/85)*      11.392             47,627      1985
Aggressive
  Stock              21.491                23.420            409,556      1988
Trust                23.575                21.491            571,229      1987
                     21.655                23.575            791,432      1986
                     16.954                21.655          1,094,586      1985


  1985-1988 ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER FOUR
                        (NON-QUALIFIED CONTRACTS ONLY)



                    Accumulation
                        Unit                  Accumulation       Number of
                        Value                     Unit         Accumulation
                    Beginning of                 Value             Units
  Sub-Account           Year                  End of Year       End of Year     Year
---------------     --------------            -------------    --------------   -----
Cash Income           $15.747                   $16.692          2,498,152      1988
Trust                  14.966                    15.747          3,219,029      1987
                       14.216                    14.966          2,949,285      1986
                       13.321                    14.216          2,991,076      1985
Managed Assets         13.636                    14.746            312,640      1988
Trust                  13.484                    13.636            382,205      1987
                       11.442                    13.484            357,954      1986
                       10.000(5/22/85)*          11.442             79,564      1985
Aggressive
  Stock                18.951                    20.651            414,759      1988
Trust                  20.788                    18.951            711,443      1987
                       19.095                    20.788          1,233,989      1986
                       14.950                    19.095          2,231,084      1985

*This date is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

          ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED
            IN NUMBER FIVE (1985-1994) AND NUMBER SIX (1985-1988)



                         Accumulation
                             Unit          Accumulation       Number of
                             Value             Unit         Accumulation
                         Beginning of         Value             Units
     Sub-Account             Year          End of Year       End of Year     Year
--------------------     --------------    -------------    --------------   -----
Keystone Liquid
  Trust                     $21.718          $22.238            21,067       1994
                             21.483           21.718            24,968       1993
                             21.102           21.483            27,163       1992
                             20.269           21.102            58,684       1991
                             19.042           20.269            76,538       1990
                             17.724           19.042            83,706       1989
                             16.780           17.724           444,750       1988
                             16.002           16.780           560,681       1987
                             15.254           16.002           592,852       1986
                             14.344           15.254           657,509       1985
Keystone Custodian           33.702           31.679             2,523       1994
  Fund, Series B-1           31.286           33.702             2,731       1993
                             30.422           31.286             2,563       1992
                             26.897           30.422             2,880       1991
                             25.457           26.897             2,688       1990
                             22.978           25.457             2,541       1989
                             21.834           22.978            27,480       1988
                             22.649           21.834            29,482       1987
                             20.083           22.649            41,291       1986
                             16.669           20.083            40,336       1985
Keystone Custodian           33.798           31.149               414       1994
  Fund, Series B-2           29.983           33.798               254       1993
                             27.600           29.983               149       1992
                             23.489           27.600               714       1991
                             24.242           23.489               851       1990
                             23.330           24.242             1,392       1989
                             21.238           23.330            26,902       1988
                             21.429           21.238            38,962       1987
                             19.232           21.429            49,621       1986
                             15.752           19.232            50,104       1985
Keystone Custodian           32.345           28.120               514       1994
  Fund, Series B-4           25.880           32.345               579       1993
                             22.132           25.880               571       1992
                             15.763           22.132             3,596       1991
                             20.364           15.763             4,427       1990
                             21.699           20.364             5,688       1989
                             19.605           21.699            36,779       1988
                             20.605           19.605            53,498       1987
                             18.971           20.605           104,299       1986
                             15.904           18.971            86,871       1985

             (Accumulation unit values continue on the next page)

          ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED
            IN NUMBER FIVE (1985-1994) AND NUMBER SIX (1985-1988)
                                 (CONTINUED)


                     Accumulation
                         Unit          Accumulation       Number of
                         Value             Unit         Accumulation
                     Beginning of         Value             Units
   Sub-Account           Year          End of Year       End of Year     Year
----------------     --------------    -------------    --------------   -----
Keystone
  Custodian             $35.621          $33.202             5,248       1994
  Fund, Series S-1       32.763           35.621             6,382       1993
                         33.076           32.763             7,180       1992
                         25.924           33.076            14,956       1991
                         27.459           25.924            18,927       1990
                         21.801           27.459            21,757       1989
                         20.301           21.801            49,631       1988
                         19.774           20.301            63,034       1987
                         17.026           19.774            52,544       1986
                         13.841           17.026            54,412       1985
Keystone
  Custodian              35.401           33.423             6,753       1994
  Fund, Series S-3       32.874           35.401             7,178       1993
                         31.567           32.874             7,388       1992
                         22.434           31.567            20,839       1991
                         24.838           22.434            18,451       1990
                         20.108           24.838            20,928       1989
                         17.800           20.108            47,781       1988
                         17.903           17.800            70,665       1987
                         15.566           17.903           102,227       1986
                         12.760           15.566           112,264       1985
Keystone
  Custodian              32.527           32.263            12,813       1994
  Fund, Series S-4       26.208           32.527            13,929       1993
                         24.094           26.208            16,338       1992
                         14.071           24.094            53,908       1991
                         15.122           14.071            61,931       1990
                         12.355           15.122            70,739       1989
                         11.166           12.355           133,891       1988
                         11.969           11.166           177,623       1987
                         11.405           11.969           291,787       1986
                          8.982           11.405           527,940       1985

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

                                  APPENDIX C

                            TELEPHONE INSTRUCTIONS

                    Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize Keyport to accept telephone instructions but either Owner can give Keyport telephone instructions.

2. All callers will be required to identify themselves. Keyport reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Keyport's satisfaction.

3. Neither Keyport nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Keyport will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Keyport does not, Keyport may be liable for losses due to an unauthorized or fraudulent instruction. The Contract Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Contract may allow a Contract Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Contract Owner. Either Keyport or the authorized person may cease to honor the power by sending written notice to the Contract Owner at the Contract Owner's last known address. Neither Keyport nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until (a) Keyport receives the Contract Owner's written revocation, (b) Keyport discontinues the privilege, or (c) Keyport receives written evidence that the Contract Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7.  Telephone transfer instructions received by Keyport at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8.  Once instructions are accepted by Keyport, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Contract and current prospectus. If the transfer instructions are not in good order, Keyport will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for purchase payments includes that Sub-Account, then the allocation formula for future purchase payments will change accordingly unless Keyport receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Keyport is instructed otherwise.

         Telephone Changes to Purchase Payment Allocation Percentages
                      Numbers 1-6 above are applicable.

                                  APPENDIX D

                            DOLLAR COST AVERAGING


Keyport offers a dollar cost averaging program that Contract Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the CIF Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Contract Owner. The program allows a Contract Owner to invest in non-"money market" Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the CIF Sub-Account or One-Year Guarantee Period. Under the program, Keyport makes automatic transfers on a periodic basis out of the CIF Sub-Account or One-Year Guarantee Period into one or more of the other available Sub-Accounts (Keyport reserves the right to limit the number of Sub-Accounts the Contract Owner may choose but there are currently no limits). The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

The Contract Owner by Written Request must specify the CIF Sub-Account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $150) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Contract Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Contract Owner may extend the program by allocating additional purchase payments to the CIF Sub-Account or One-Year Guarantee Period or by transferring Contract Value to the CIF Sub-Account or One-Year Guarantee Period. The Contract Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Keyport reserves the right to end the program at any time by sending the Contract Owner a notice one month in advance.

Before March 6, 1995, Contract Owners could also specify that transfers under the program were to be made from the CKUSGF Sub-Account. For those Contract Owners still participating in the program with the CKUSGF Sub-Account, substituting "CKUSGF" for "CIF" above describes their program.

Written or telephone instructions must be received by Keyport by the end (currently 5:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Keyport from time to time. The current conditions and procedures appear below and Contract Owners in a dollar cost averaging program will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give Keyport telephone transfer instructions.

2. All callers will be required to identify themselves. Keyport reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Keyport's satisfaction.

3. Neither Keyport nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Keyport will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Keyport does not, Keyport may be liable for losses due to an unauthorized or fraudulent instruction. The Contract Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until (a) Keyport receives the Contract Owner's written revocation, (b) Keyport discontinues the privilege, or (c) Keyport receives written evidence that the Contract Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. Telephone instructions must be received by Keyport at 800-367-3653 before the end (currently 5:00 P.M. Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer.

7. Once instructions are accepted by Keyport, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, Keyport will not execute them and will notify the caller within 48 hours.

Keyport previously offered a Value-Added Dollar Cost Averaging Program for initial purchase payments made under Contracts issued generally before August 1, 1993. The remainder of this Appendix describes that program for the benefit of Contract Owners who are still participating in it.

The Value-Added Dollar Cost Averaging program uses the CIF-DCA Sub-Account and was available only for the initial purchase payment (and for subsequent payments under Qualified

Contracts meeting the conditions described below). The CIF-DCA Sub-Account is the only Sub-Account with no deduction for the Contract's 1.40% asset-based charge.

A Contract Owner was able to allocate all or part of the initial purchase payment to the CIF-DCA Sub-Account for automatic transfers over either 12 months or 24 months. The Contract Owner allocated at least $1,800 if 12 months was selected and at least $3,600 if 24 months was selected. Based on the period the Owner selected, Keyport transfers each month either 1/12 or 1/24 of the original allocated amount from the CIF-DCA Sub-Account to the Sub-Account(s) chosen by the Owner. The first transfer occurred at the close of the Valuation Period that included the 30th day after the Issue Date of the Contract. Each succeeding transfer occurs one month later (e.g., if the 30th day after the Issue Date is April 8, the second transfer occurred at the close of the Valuation Period that included May 8). The last transfer (the 12th or 24th transfer, as applicable) will be of all the remaining value in the CIF-DCA Sub-Account. Before this final transfer, the Contract Owner may, by Written Request or by telephone, change the Sub-Account(s) to which the transfers are to be made or end the program (see the fourth paragraph of this Appendix). If the Contract Owner transfers any CIF-DCA Sub-Account value outside the program, the program will automatically end. The program will also automatically end if the Income Date occurs. If the program ends for any reason, Keyport, in the absence of instructions to the contrary, will transfer any remaining CIF-DCA Sub-Account value to the CIF Sub-Account.
Once the program ends, a Contract Owner may not restart it.

If a Qualified Contract application stated the Value-Added Dollar Cost Averaging program was to apply to multiple transfer or rollover payments that would all be made to Keyport within a reasonable time, the program began as stated above with the first transfer or rollover payment received by Keyport. Then, as each subsequent transfer or rollover payment was received, that payment was added to the then-current CIF-DCA Sub-Account value and divided by the applicable 1/12 or 1/24 to determine a new monthly transfer amount. The total CIF-DCA Sub-Account value will then be transferred out monthly for the applicable 12 or 24 transfers. Each monthly transfer continues to occur on the monthly transfer date established for the first payment allocated to the program.

                             BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA
                      POSTAGE WILL BE PAID BY ADDRESSEE

                          KEYPORT LIFE INSURANCE CO
                               125 HIGH STREET
                            BOSTON, MA 02110-9773

                                  NO POSTAGE
                                  NECESSARY
                                  IF MAILED
                                    IN THE
                                UNITED STATES

                               Distributed by:
                       Keyport Financial Services Corp.
                    125 High Street, Boston, MA 02110-2712

                                [Keyport Logo]

                                  Issued by:
                        Keyport Life Insurance Company
                    125 High Street, Boston, MA 02110-2712

                        Keyport Life Insurance Company
                              is an affiliate of
                      Liberty Mutual Insurance Company.

               Service Hotline 800-367-3653 Keyline 800-367-3654

 Keyport Logo is a registered service mark of Keyport Life Insurance Company.

                                  KVAP 5/95


[ ] Yes. I would like to receive the Keyport Variable Annuity Statement of
    Additional Information.

[ ] Yes. I would like to receive the SteinRoe Variable Investment Trust
    Statement of Additional Information.

[ ] Yes. I would like to receive the Keyport Variable Investment Trust
    Statement of Additional Information.

---------------------------------------------------------------------
Name

---------------------------------------------------------------------
Address

---------------------------------------------------------------------
City                                             State           Zip